Oppenheimer Institutional Money Market Fund

NYSE Ticker Symbols
Class E	IOEXX
Class L	IOLXX
Class P	IOPXX

Prospectus dated September 28, 2011
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Institutional Money Market Fund is a money market mutual fund. Its objective is to seek current income and stability of principal. The Fund invests in short-term, high-quality "money market" instruments.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

Oppenheimer Institutional Money Market Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund's objective is to seek current income and stability of principal. The Fund is a money market fund.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund.

Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class E	Class L	Class P
Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.01%	0.07%	0.06%
Total Annual Operating Expenses	0.11%	0.17%	0.41%
Fee Waiver and Expense Reimbursement*	0.00%	0.00%	(0.20%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.11%	0.17%	0.21%

*The Fund's distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets of Class P shares of the Fund. This voluntary waiver may be amended or withdrawn after one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed			If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class E	$11	$36	$62	$141	$11	$36	$62	$141
Class L	$17	$55	$96	$217	$17	$55	$96	$217
Class P	$22	$112	$210	$499	$22	$112	$210	$499

Principal Investment Strategies. The Fund is a money market fund that invests in a variety of money market instruments to seek current income. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. Money market instruments include bank obligations, repurchase agreements, commercial paper, and other short-term corporate and governmental debt obligations.

To be considered "high-quality," a debt instrument must be rated in one of the two highest credit-quality categories for short-term securities by a nationally recognized statistical rating service or, if a security is unrated, it must be determined by the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), under the supervision of the Fund's Board, to be of comparable quality to rated securities in one of those two categories.

Principal Risks.  All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors. However, the Fund's investments must meet strict standards set by its Board of Trustees and special rules under Federal law for money market funds. Those requirements include maintaining high credit quality, a short average maturity and diversification of the Fund's investments among issuers. Those provisions are designed to help minimize credit risks, to reduce the effects of changes in prevailing interest rates and to reduce the effect on the Fund's portfolio of a default by any one issuer. Since income on short-term securities tends to be lower than income on longer-term debt securities, the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.
     Even so, there are risks that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, or that poor security selection could cause the Fund to underperform other funds that have a similar objective. If there is an unexpectedly high demand for the redemption of Fund shares, the Fund might need to sell portfolio securities prior to their maturity, possibly at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.

Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities.

Credit Risk. Debt securities are also subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Who Is the Fund Designed For? The Fund is designed for institutional investors who want to earn income at money market rates while preserving the value of their investment and maintaining easy access to their investment through wire redemption privileges. The Fund will invest in a variety of money market instruments to seek current income and stability of principal and to try to maintain a stable share price of $1.00. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds. The Fund does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual returns for 1-year and life-of-class periods. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:

https://www.oppenheimerfunds.com/fund/InstitutionalMoneyMarketFund

During the period shown, the highest return for a calendar quarter was 1.34% (3rd Qtr 07) and the lowest return was 0.05% (1st and 2nd Qtr 10). For the period from January 1, 2011 to June 30, 2011 the cumulative return before taxes was 0.09%.

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	Life of Class
Class E (inception 10/3/06)	0.23%	2.48%
Class L (inception 10/3/06)	0.17%	2.48%
Class P (inception 5/21/07)	0.13%	1.92%

The Fund's performance reflects reinvestment of all dividends and capital gains distributions.

The total returns are not the Fund's current yield. The Fund's yield more closely reflects the Fund's current earnings. To obtain the Fund's current 7-day yield information, please call the Transfer Agent toll-free at 1.800.645.2028.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Carol E. Wolf has been a portfolio manager and Vice President of the Fund since its inception. Christopher Proctor, CFA, has been a portfolio manager of the Fund since May 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000,000 and make additional investments at any time in any amount. No minimum investment requirement applies to Class E shares.

Class E shares are only sold to other Oppenheimer funds, the Manager and their affiliates. Class L shares are sold directly to institutional investors and may be sold through the Distributor. Class P shares may only be sold through a financial intermediary that has a sales agreement with the Distributor. Individual investors cannot buy shares of the Fund directly. Shareholders may purchase shares by calling 1.800.645.2028, or for certain transactions, by fax, on any regular business day, and may redeem shares by mail, by fax or by telephone. All redemption proceeds will be sent by Federal Funds wire.

Taxes.  The Fund intends to declare dividends from its net investment income on each regular business day and to pay those dividends to shareholders monthly. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax and may be subject to state or local taxes, whether taken in cash or reinvested. The Fund normally holds its securities to maturity and therefore will not usually pay capital gains. The Fund may realize capital gains on the sale of portfolio securities, however, in which case it may make distributions out of any net short-term or long-term capital gains annually.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Money Market Instruments. The Fund invests in securities meeting the quality, maturity, diversification and other standards that apply to money market funds under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Money market instruments are high-quality, short-term, dollar-denominated debt instruments. They may have fixed, variable or floating interest rates. All of the Fund's money market investments must meet the requirements of the Investment Company Act and the special standards set by the Fund's Board. The following is a brief description of the types of money market instruments the Fund may invest in.

  U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United States. Securities issued by some agencies and instrumentalities of the Government are also supported by the full faith and credit of the U.S. Government. Securities issued by certain other U.S. Government agencies or instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury and some are supported only by the credit of the particular instrumentality.
  Bank Obligations. The Fund can buy bank obligations including time deposits, certificates of deposit and bankers' acceptances, including dollar-denominated obligations of foreign banks, U.S. branches of foreign banks or foreign branches of U.S. banks. These obligations must be denominated in U.S. dollars, even if issued by a foreign bank or branch.
  Obligations of Foreign Banks and Foreign Branches of U.S. Banks. These securities have investment risks different from obligations of domestic branches of U.S. banks. Risks that may affect a foreign bank's or branch's ability to pay its debt include:
    political and economic developments in the country in which the bank or branch is located, imposition of withholding taxes on interest income payable on the securities, seizure or nationalization of foreign deposits,
    the establishment of exchange control regulations, or
    the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities.

Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and branches apply to foreign branches of U.S. banks. Those U.S. and state regulations also generally do not apply to foreign banks.

  Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company or other financial firm. The Fund may buy commercial paper.
  Corporate Debt Obligations. The Fund can invest in other short-term corporate debt obligations, besides commercial paper.
  Floating Rate and Variable Rate Notes. The Fund can purchase notes with floating or variable interest rates. Variable interest rates are adjustable at stated periodic intervals. Floating interest rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of a note is greater than 397 days, it may be purchased only if it has a demand feature. That feature must permit the Fund to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from purchase.
  Asset-Backed Securities. The Fund can invest in asset-backed investments. These are fractional interests in pools of consumer loans and other trade receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Fund. These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement typically applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults.
  Guaranteed Obligations. The Fund may invest in obligations other than those listed above if they are guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Fund or by a domestic bank. The bank must meet credit criteria set by the Fund's Board.
  Other Money Market Instruments. The Fund may also buy other money market instruments that its Board approves from time to time. They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

Credit Quality, Maturity and Diversification Standards. The Fund's investments must meet standards set by the Board and the standards prescribed for money market funds under the Investment Company Act.

     Credit Quality. In general, the Fund buys only "high-quality" investments that the Manager believes present minimal credit risk at the time of purchase. Those investments must be:

  rated in one of the two highest short-term rating categories by two nationally recognized statistical rating organizations, or if only one rating organization has rated the investment, rated in one of that rating organization's two highest rating categories, or unrated investments that the Manager, subject to the supervision of the Fund's Board, determines are comparable in quality to instruments rated in the two highest rating categories. The Manager may consider certain guarantees, letters of credit or other credit enhancements when making this determination.

Instruments rated in the second highest rating category may not represent more than 3% of the Fund's total assets.

     Maturity. A security's maturity must not exceed 397 days (13 months) at the time of purchase, unless if they are subject to repurchase agreements or demand features that permit the Fund to recover the principal amount of the security on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from purchase. The remaining maturity of a security rated in the second highest rating category must not exceed 45 days at the time of purchase. The Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days and a weighted average life to maturity of portfolio securities of not more than 120 days.

     Diversification. The Fund generally may not invest more than 5% of its total assets in the securities of any one issuer in the highest short-term credit rating category or more than one half of one percent of its total assets in the securities of any one issuer in the second highest short-term credit rating category. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities.

     Liquidity. The Fund will seek to maintain at least 10% of its net assets measured on a daily basis, and 30% of its net assets measured on a weekly basis, in cash or securities that can be sold and settled for cash within either one business day or five business days, respectively.

Repurchase Agreements. The Fund may also enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

     The Fund will not enter into a repurchase agreement that will cause more than 5% of its total assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's assets that may be subject to repurchase agreements of seven days or less.

Investments By Other Oppenheimer Funds. Class E shares of the Fund are offered as an investment to funds managed or sub-advised by the Manager (the "Oppenheimer Funds") as a "sweep" investment for the Oppenheimer Funds' uninvested cash, including investments by "funds of funds." The Oppenheimer Funds may invest all or a portion of their uninvested cash in shares of the Fund and, either individually or collectively, they may own a significant portion of the Fund's shares. The Oppenheimer Funds may increase or reduce the amount of their investments in the Fund frequently, which may occur on a daily basis under volatile market conditions. Depending on a number of factors, such as the flows of cash into and from the Fund as a result of the activity of other investors and the Fund's then-current liquidity, the Oppenheimer Funds' purchases and redemptions could require the Fund to purchase or sell portfolio securities, if the size of the Oppenheimer Funds' purchases or redemptions were significant relative to the size of the Fund. Such purchases or redemptions of portfolio securities may increase the Fund's transaction costs and/or reduce its performance.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 5% of its total assets in illiquid or restricted securities. The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Changes to the Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings, as of the most recent prior close of the New York Stock Exchange (the "NYSE"), are posted on the Fund's website at www.oppenheimerfunds.com on each business day. Therefore, the Fund's portfolio holdings are made publicly available no later than one business day after the close of trading on the NYSE on each day on which the NYSE is open.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate of 0.10% of average annual net assets of the Fund.

The Manager has agreed to waive its management fee and/or reimburse expenses such that total annual fund operating expenses will not exceed 0.15% for Class E shares, 0.19% for Class L shares and 0.24% for Class P shares. The Manager has also voluntarily undertaken to waive management fees and/or reimburse expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets for Class P shares of the Fund.  The voluntary waivers by the Fund's distributor and Manager may be amended or withdrawn after one year from the date of this prospectus. After all waivers the actual total annual fund operating expenses for the fiscal year ended May 31, 2011 were 0.11% for Class E, 0.17% for Class L and 0.21% for Class P.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contact is available in the Fund's Semi-Annual Report to the shareholders for the six-month period ended November 30, 2010.

Portfolio Managers. The Fund's portfolio is managed by Carol E. Wolf, and Christopher Proctor, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Ms. Wolf has been a Vice President and portfolio manager of the Fund since the Fund's inception. Mr. Proctor has been a portfolio manager of the Fund since May 2010.

     Ms. Wolf has been a Senior Vice President of the Manager since September 2000 and of HarbourView Asset Management Corporation since June 2003. She was Vice President of the Manager from June 1990 through June 2000. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

     Mr. Proctor has been a Vice President of the Manager since August 2008. Prior to joining the Manager, Mr. Proctor was a Vice President at Calamos Asset Management from January 2007 through March 2008 and Scudder-Kemper Investments from 1999 through 2002. Mr. Proctor was a Managing Director and Co-Founder of Elmhurst Capital Management through January 2007 and was a Senior Manager of Research for Etrade Global Asset Management from 2002 through 2004. Mr. Proctor is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Class E shares, Class L shares and Class P shares of the Fund may be purchased as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and therefore may have different share prices.
Class E Shares.  Class E shares are only offered to other Oppenheimer funds, the Manager and their affiliates.
Class L Shares.  Class L shares are offered directly to institutional investors.
Class P Shares.   Class P shares are available only through an investment professional. Additional processing fees may apply.

What is the Minimum Investment. In most cases, you can buy Fund shares with a minimum initial investment of $1,000,000 and make additional investments at any time in any amount. No minimum investment requirement applies to Class E shares or to the reinvestment of dividends from the Fund in any class. You do not need to maintain a minimum balance in your Fund account.  No minimum balance fee is assessed on any Fund account.

The Price of Fund Shares.  Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The net asset value per share for each share class is determined by dividing the value of the Fund's net assets attributable to the class by the number of shares of the class that are outstanding on that day. Under a policy adopted by the Fund's Board of Trustees, the Fund uses the amortized cost method to determine its net asset value. The Fund intends to accrue all income daily to help preserve a net asset value of $1.00 per share. However, there is no guarantee the Fund will be able to maintain a stable $1.00 net asset value. Newly-purchased shares will begin to accrue dividends on the day the purchase order is accepted. The Fund's dividends normally are calculated one hour after the close of trading on the NYSE on each regular business day.

Fair Value Pricing. If after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Foreign Securities. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

How to Buy and Sell Shares

Buying Shares. Class E, L and P shares are sold at net asset value per share without any initial sales charge. Class E shares are only sold to other Oppenheimer funds, the Manager and their affiliates. Class L shares are sold directly to institutional investors. Class P shares may only be sold through an investment professional. Additional processing fees may apply to your investment when you buy or sell Class P shares of the Fund through a broker or other investment professional.

Service (12b-1) Plan for Class P Shares. The Fund has adopted a Service Plan for Class P shares that reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions for providing personal service and maintenance of accounts of their customers that hold Class P shares.

Buying Shares Through a Financial Intermediary. Class P shares can only be purchased through a dealer, broker or financial institution that has a sales agreement with the Distributor. The dealer or other financial intermediary will place the order with the Distributor on an investor's behalf. A broker or dealer may charge a processing fee for that service.

Guaranteed Payment Procedures. Some broker-dealers may have arrangements with the Distributor to enable them to place purchase orders for shares on a regular business day with a guarantee that the Fund's custodian bank will receive Federal Funds to pay for the shares by 2:00 p.m. on the next regular business day. The shares will start to accrue dividends starting on the day the Federal Funds are received by 2:00 p.m.

Buying Shares Through the Distributor. To purchase Class L shares, complete an institutional account application and return it to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you do not list a dealer on the application, the Distributor will act as your agent in buying Class L shares.
     We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. Class E shares may only be purchased by other Oppenheimer funds, the Manager, and their affiliates.
involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

How To Sell Shares. You can generally redeem (sell) some or all of your shares on any regular business day. Your shares will be redeemed at the next net asset value calculated after your order is received by the Transfer Agent or your authorized financial intermediary in proper form. To be in proper form, your redemption order must comply with the procedures described below. The Fund lets you redeem your shares by writing a letter, by wire or by telephone. All redemption proceeds will be sent by Federal Funds wire. Redemption proceeds will not be mailed by check. If a redemption order is received prior to the time that the Fund's net asset value is calculated, proceeds from such redemption will normally be wired out the same day. Federal wire redemption requests that are received on days when the Federal Reserve Bank of Kansas City is closed will receive the next net asset value calculated, but the redemption proceeds will not be transmitted to the investor until the next day on which the Federal Reserve Bank of Kansas City is open, which will generally be the next business day.The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.
     Shareholders will not earn a dividend on the day a redemption request is processed. It is important to note that redemption orders placed later in the day - especially between 3:00 p.m. and 5:00 p.m. Eastern time - will be processed by the Fund, but your bank account or your account with your financial intermediary may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds. After a redemption order has been processed by the Fund and a redemption wire has been initiated, neither the Fund nor the Transfer Agent will assume any responsibility for the performance of the shareholder's receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

Redemption Price. The redemption price for shares will normally remain fixed at $1.00 per share. However, there is no guarantee that the Fund will maintain a stable net asset value of $1.00 per share. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The redemption price of your shares may be more or less than their original cost.

Payment Delays. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 5 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Other Limits on Share Transactions. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase order.

  Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

Submitting Share Transaction Requests. Share transactions may be requested by telephone, in writing or through your financial intermediary. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Telephone Transaction Requests. Purchase and redemption requests may be submitted by calling the telephone number on the back cover and speaking to a service representative. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to telephone transactions:

  Shares for which share certificates have been issued may not be redeemed by telephone.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed by telephone.

     The Transfer Agent has adopted procedures to confirm that telephone instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone instructions reasonably believed to be genuine.

Telephone transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions, the dollar amount or number of shares to be redeemed;
  For redemptions, any share certificates that have been issued (redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing or redeeming shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

When Do I Need A Medallion Signature Guarantee to Redeem Shares? A Medallion signature guarantee will be required if you would like to change your current bank designation and did not provide a Medallion Signature Guarantee on the account application.
     Any redemption request that requires money to go to an account other than that designated on the account application must be in writing and signed by an authorized person designated on the account application.
Where Can You Obtain a Medallion Signature Guarantee? A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a U.S. bank or trust company, savings association, credit union or U.S. registered broker, dealer, or securities exchange member. A notary public cannot provide a medallion signature guarantee.
     If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must include your title in the signature and may be requested to provide additional information.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written and telephone requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase and redemption requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Options for Receiving Redemption Proceeds:

  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Investment Plans and Services

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. Purchase and redemption requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement Plan Accounts. To open an OppenheimerFunds retirement plan account, please call the Distributor for a distribution request form and for other retirement plan documents, which include applications and important plan information. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may make payments to dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund intends to declare dividends from its net investment income on each regular business day and to pay those dividends to shareholders monthly. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. Newly-purchased shares normally will begin to accrue dividends starting on the business day after the Fund receives Federal Funds for your purchase payment.

The Fund normally holds its securities to maturity and therefore will not usually pay capital gains. The Fund may realize capital gains on the sale of portfolio securities, however, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are two payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by Federal Funds wire.
  Receive All Distributions in Cash. You can elect to receive all cash for all dividends and capital gains distributions forwarded by Federal Funds wire.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. The Fund expects that its distributions will consist primarily of ordinary income.  In taxable years beginning before 2013, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders will be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders will be eligible to claim the dividends-received deduction.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that are reported by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

    By law, your dividends and redemption proceeds will be subject to a backup withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." The Fund normally holds its securities to maturity and therefore will not usually pay capital gains. However, if you buy shares just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Taxes on Transactions. Because the Fund seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class E Year Ended May 31,	2011	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations - net investment income and net realized gain[2]	-- [3]	-- [3]	.02	.05	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	-- [3]	-- [3]	(.02)	(.05)	(.03)
Distributions from net realized gain	-- [3]	--	--[3]	--	--
Total dividends and/or distributions to shareholders	--[3]	--[3]	(.02)	(.05)	(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.23%	0.28%	1.96%	4.69%	3.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,080,092	$5,285,125	$6,608,401	$5,697,092	$3,963,198
Average net assets (in thousands)	$5,984,276	$5,755,335	$5,649,134	$5,462,546	$3,623,302
Ratios to average net assets:[5]
Net investment income	0.22%	0.28%	1.89%	4.55%	5.25%
Total expenses	0.11%	0.12%	0.13%	0.11%	0.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.11%	0.12%	0.13%	0.11%	0.11%
1. For the period from October 3, 2006 (commencement of operations) to May 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

Class L Year Ended May 31,	2011	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations - net investment income and net realized gain[2]	-- [3]	-- [3]	.02	.05	.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	-- [3]	-- [3]	(.02)	(.05)	(.04)
Distributions from net realized gain	-- [3]	--	-- [3]	--	--
Total dividends and/or distributions to shareholders	-- [3]	-- [3]	(.02)	(.05)	(.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.17%	0.23%	1.95%	4.69%	3.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$879,941	$ 763,826	$1,457,981	$753,342	$502
Average net assets (in thousands)	$948,365	$1,766,105	$1,219,384	$443,323	$ 68
Ratios to average net assets:[5]
Net investment income	0.17%	0.23%	1.97%	3.93%	3.62%
Total expenses	0.17%	0.17%	0.15%	0.12%	0.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17%	0.17%	0.14%	0.12%	0.08%
1. For the period from October 3, 2006 (commencement of operations) to May 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

Class P Year Ended May 31,	2011	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations - net investment income and net realized gain[2]	-- [3]	-- [3]	.02	.05	-- [3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	-- [3]	-- [3]	(.02)	(.05)	-- [3]
Distributions from net realized gain	-- [3]	--	-- [3]	--	--
Total dividends and/or distributions to shareholders	-- [3]	-- [3]	(.02)	(.05)	-- [3]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.13%	0.18%	1.88%	4.68%	0.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,307	$ 8,252	$ 17,823	$939	$10
Average net assets (in thousands)	$ 8,974	$12,254	$139,489	$517	$10
Ratios to average net assets:[5]
Net investment income	0.12%	0.19%	2.26%	3.78%	4.79%
Total expenses	0.41%	0.53%	0.39%	2.14%	0.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.21%	0.22%	0.18%	0.20%	0.10%
1. For the period from May 21, 2007 (inception of offering) to May 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.645.2028
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No: 811-21888 SP0647.001.0911

Oppenheimer Institutional Money Market Fund

NYSE Ticker Symbols
Class E	IOEXX
Class L	IOLXX
Class P	IOPXX

6803 S. Tucson Way, Centennial, Colorado 80112-3924

1.800.645.2028

Statement of Additional Information dated September 28, 2011

This document contains additional information about Oppenheimer Institutional Money Market Fund, (the “Fund”) and supplements information in the Prospectus dated September 28, 2011. This Statement of Additional Information (“SAI”) is not a prospectus. It should be read together with the Prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds website at www.oppenheimerfunds.com.

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To Summary Prospectus: https://www.oppenheimerfunds.com/fund/investors/documents/summaryprospectus/00647

ABOUT THE FUND

Additional Information about the Fund’s Investment Policies and Risks                                                                                          3

The Fund’s Main Investment Policies                                                                                                                                              3
Other Investments and Investment Strategies                                                                                                                                    9
Investment Restrictions                                                                                                                                                                   10
Disclosure of Portfolio Holdings                                                                                                                                                    12

How the Fund is Managed                                                                                                                                                              16

Organization and History                                                                                                                                                                16
Board of Trustees and Oversight Committees                                                                                                                                17
Trustees and Officers of the Fund                                                                                                                                                  19
The Manager                                                                                                                                                                                   35

Brokerage Policies of the Fund                                                                                                                                                      39

Service Plan                                                                                                                                                                                  40

Payments to Fund Intermediaries                                                                                                                                                   42
Performance of the Fund                                                                                                                                                                46

ABOUT YOUR ACCOUNT

How To Buy Shares                                                                                                                                                                       50
How To Sell Shares                                                                                                                                                                       52
Distributions and Taxes                                                                                                                                                                 53
Additional Information About the Fund                                                                                                                                          62

FINANCIAL INFORMATION ABOUT THE FUND

Report of Independent Registered Public Accounting Firm                                                                                                            64
Financial Statements                                                                                                                                                                       65

Appendix A: Ratings Definitions                                                                                                                                                   A-1

A B O U T T H E F U N D

Additional Information About the Fund’s Investment Policies and Risks

The investment objective and the principal investment policies of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund’s portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund’s Main Investment Policies

The Fund's objective is to seek current income and stability of principal. The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest The Fund may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or for other considerations. The Fund may also do so to generate cash to satisfy redemptions of Fund shares. In such cases, the Fund may realize a capital gain or loss on the security.

Portfolio Quality, Maturity and Diversification. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) the Fund uses the amortized cost method to value its portfolio securities to determine the Fund’s net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, the Fund may purchase only those securities that the Manager, under Board- approved procedures, has determined have minimal credit risks and are “Eligible Securities.” The rating restrictions described in the Prospectus and this SAI do not apply to banks in which the Fund's cash is kept.

An “Eligible Security” is one that has a remaining maturity of 397 calendar days or less and has been rated in one of the two highest short-term rating categories by any two “nationally-recognized statistical rating organizations.” That term is defined in Rule 2a-7 and they are referred to as “Rating Organizations” in this SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager, subject to review by the Fund’s Board of Trustees, to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an “Eligible Security.”

Rule 2a-7 permits the Fund to purchase any number of “First Tier Securities.” These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

Under Rule 2a-7, the Fund may invest up to only 3% of its total assets in “Second Tier Securities.” Those are Eligible Securities that are not “First Tier Securities.” In addition, the Fund may not invest more than:

•

5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time; or

o     one half of one percent of its total assets in Second Tier Securities of any one issuer.

     Under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days, a dollar-weighted average life to maturity of not more than 120 days and any single portfolio investment may not exceed 397 days. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Fund's procedures and with the Rule.

If a security's credit rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it.

If the Fund disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security.

     The Rating Organizations must be designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission (“SEC”). Appendix A to this SAI contains descriptions of the rating categories of certain of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

Time Deposits and Other Bank Obligations. The types of “banks” whose securities the Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Fund may also buy securities of “foreign banks” that are payable in U.S. dollars and are:

o     foreign branches of U.S. banks (which may be issuers of “Eurodollar” money market instruments),

o     U.S. branches and agencies of foreign banks (which may be issuers of “Yankee dollar” money market instruments), or

o     foreign branches of foreign banks.

The Fund may invest in fixed time deposits. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, the Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 5% investment limitation for investing in illiquid securities, set forth in “Illiquid and Restricted Securities” in the Prospectus and this SAI.

The Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

Investment in “foreign banks” as defined above may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and that are designed to protect depositors and investors apply to foreign branches of domestic banks. None of those U.S. and state regulations apply to foreign banks. Foreign branches or subsidiaries of U.S. banks and foreign banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or a foreign bank than about a U.S. bank, and such branches or subsidiaries or banks may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Any such obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund’s portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are backed by the right of the agency or instrumentality to borrow from the U.S. Treasury. Others, such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that may be purchased by the Fund are “mortgage-backed securities” of Fannie Mae, Government National Mortgage Association (“Ginnie Mae”) and Freddie Mac. Timely payment of principal and interest on Ginnie Mae pass-through securities is guaranteed by the full faith and credit of the United States. These mortgage-backed securities include “pass-through” securities and “participation certificates.” Both types of securities are similar, in that they represent pools of mortgages that are assembled by a vendor who sells interests in the pool. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interests in the pool. Another type of mortgage-backed security is the “collateralized mortgage obligation.” It is similar to a conventional bond and is secured by groups of individual mortgages.

Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding 397 days. These notes may or may not be backed by bank letters of credit.

Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Manager determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio on an ongoing basis.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of banks and savings and loan associations up to $250,000 per investor. Within the limits set forth in the Prospectus, the Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank. If the principal amount and accrued interest together exceed $250,000, then the accrued interest in excess of that $250,000 will not be insured.

Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day-to-day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements, are considered “loans” under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

Pursuant to an Exemptive Order by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Investment in Other Investment Companies. The Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies can include open-end funds, closed-end funds, business development companies and unit investment trusts. Exchange-traded funds, which are typically open-end funds or unit investment trusts, are listed on a stock exchange. These investments may provide a way to gain exposure to segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio at times when it is not possible to buy those portfolio securities directly.

Investing in another investment company may involve paying a substantial premium above the value of that investment company's portfolio securities. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of an investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that company's expenses, including its advisory and administration expenses.  Investments in other investment companies are subject to limits set forth in the Investment Company Act

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Manager, in its capacity as the Fund's collateral administrator, may invest that cash in certain high quality, short-term investments, including in money market funds advised by the Manager. The Fund will be subject to its proportional share of the expenses of such money market funds, including the advisory fee payable to the Manager or its affiliate as adviser to such funds. The Manager may charge a collateral administration fee of 0.08% on the value of cash collateral invested in other securities. All of the Fund's collateral investments must comply with its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o     more than 50% of the outstanding shares.

     The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's principal investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act.

•

The Fund cannot invest more than 5% of its total assets in the securities of any issuer (except the U.S. Government or its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.

o     The Fund cannot invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of related industries (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).

o     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     The Fund cannot issue senior securities to the extent such issuance would violate applicable law.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has additional operating policies that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval.

Disclosure of Portfolio Holdings. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

The Fund's portfolio holdings, as of the most recent prior close of the New York Stock Exchange (the "NYSE"), are posted on the Fund's website at www.oppenheimerfunds.com on each business day. Therefore, the Fund's portfolio holdings are made publicly available no later than one business day after the close of trading on the NYSE on each day on which the NYSE is open. The Fund's portfolio holdings are also made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual and annual report to shareholders, or in its Statements of Investment on Form N-Q. Those documents are publicly available at the SEC. Additionally, the Fund posts its portfolio holdings with additional detail on a monthly basis on the Fund's website and will file information on its holdings quarterly with the SEC on Form N-MFP, which will be available on both the Fund's website and the SEC's website beginning in 2011.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

•	Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);

•	The Fund's independent registered public accounting firm;

•	Members of the Fund's Board and the Board's legal counsel;

•	The Fund's custodian bank;

•	A proxy voting service designated by the Fund and its Board;

•	Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);

•	Portfolio pricing services retained by the Manager to provide portfolio security prices; and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;

•	Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA "), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements);

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

13 D Research	Exane, Inc.	Multi-Bank Securities
1st Discount Brokerage	Fahnestock	Murphy & Durieu
ABG Sundal Collier	Fidelity Capital Markets	Natexis Bleichroeder
1st Discount Brokerage	FMS Bonds, Inc.	National Bank Financial
ABN Amro	Fox-Pitt Kelton Inc.	Ned Davis Research Group
Advisor Asset Management	Friedman, Billings, Ransey & Co.	Needham & Company
Alfa Capital Markets	FTN Financial	Normura Securities International
Altrushare	Gabelli & Co.	Oddo Securities Corporation
Auerbach Grayson	George K. Baum & Co.	Oppenheimer & Co. Inc.
Banco de Brasil Securities LLC	GMP Securities L.P.	OTA-Off the Record Research
Bank of America Securities LLC	Goldman, Sachs & Co.	Pacific Crest Securities
Barclays Capital	Handelsbanken Markets Securities	Petercam
Barnard Jacobs Mellet	Hapoalim Securities Bank USA	Piper Jaffray
Belle Haven Investments	Helvea	Pragger McCarthy & Sealy
Beltone Financial	HSBC Securities Inc.	R. Seelaus & Co. Inc.
Bergen Capital	Hyundai Securities America, Inc.	Ramirez & Co. Inc.
Bernstein	Intermonte	Raymond James & Associates
BMO Capital Markets	ISI Group, Inc.	RBC Capital Markets
BNP Paribas	Janco Partners	Red Capital Markets
Bradesco Securities, Inc.	Janney Montgomery Scott LLC	Redburn Partners
Branch Bank & Trust Capital Markets	Jefferies & Company	Rice Financial Products Co.
Cabrera Capital	Jennings Capital Inc.	Robert W. Baird & Co.
Canaccord Adams, Inc.	JNK Securities Corp.	Roosevelt & Cross
Canaccord Capital Corp.	JP Morgan Securities	Royal Bank of Scotland
Caris & Co.	JPP Eurosecurities	Samsung Securities Inc.
Carnegie	Keefe, Bruyette & Woods, Inc.	Sandford C. Bernstein & Co.
Cazenove	Keijser Securities N.V.	Scotia Capital Markets
Cheuvreux NA	Kempen & Co. USA	Seattle Northwest Securities
Citigroup	Kepler Capital Markets	Securevest Financial
Citigroup Global Markets	KeyBanc Capital Markets	SG Cowen
Cleveland Research	Kotak Mahindra Inc.	Siebert Brandford Shank & Co.
CLSA	Lazard Capital Markets	Sterne Agee
Cormark Securities	Lebenthal & Co. LLC	Stifel Nicolaus & Co.
Cowen and Company, LLC	Leerink Swann	Stone & Youngberg
Craig-Hallum Capital Group	Loop Capital Markets	SWS Group, Inc.
Credit Suisse First Boston	M&T Securities	TD Securities
Credit Suisse Securities LLC	Macquarie Securities	Think Equity Partners
Crews & Associates	Madison Williams and Company LLC	Troika Dialog
D.A. Davidson & Company	MainFirst Bank AG	UBS
Dahlman Rose & Co.	Mediobanca Securities USA LLC	UOB Kay Hian Inc.
Daiwa Securities	Merrill Lynch & Company, Inc.	US Bancorp
Davy	Merrion Stockbrokers Ltd	Vining & Sparks
Desjardins Securities, Inc.	Mesirow Financial	Vontobel Securities Ltd.
Deutsche Bank Securities Inc.	MF Global Securities, Ltd.	Wachovia
Dougherty & Co.	Mitsubishi UFJ Securities Inc.	Wedbush Morgan Securities
Duncan Williams, Inc.	Mizuho Securities USA, Inc.	Wells Fargo Securities
Dundee Securities Inc.	Morgan Keegan	WH Mell & Associates
DZ Financial Markets	Morgan Stanley Smith Barney	William Blair & Co.
Emmet & Co., Inc.	Motil Oswal Securities Ltd.	Ziegler Capital Markets Group
Empirical Research Partners	MR Beal & Co.
Enam Securities PVT Ltd.

How the Fund Is Managed

Organization and History. The Fund is a diversified, open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March 2006.

Classes of Shares. The Fund’s Board of Trustees (the “Board”) is authorized, without shareholder approval, to:

•	create new classes of shares;

•	reclassify unissued shares into additional series and classes; and

•	divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has three classes of shares: Class E, Class L and Class P. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions;

•	pays certain expenses which may be different for the different classes;

•	will generally have different net asset value;

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and

•	votes as a class on matters that affect that class alone.

Each share of each class:

•	represents an interest in the Fund proportionately equal to the interest of each other share of the same class;

•	is freely transferable;

•	has one vote at shareholder meetings, with fractional shares voting proportionally;

•	may be voted in person or by proxy at shareholder meetings; and

•	does not have cumulative voting rights, preemptive rights or subscriptions rights.

Shareholder Meetings. As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and Federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). Mr. Wruble's practice is to attend all meetings of each of the three Committees of the Board where he participates in deliberation but does not have a vote.

During the Fund’s fiscal year ended May 31, 2011, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee selects an independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.
The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.
The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.
Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders. Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.

Each independent trustee/director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's/Director's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Fund

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as “New York Board Funds”):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Global Allocation Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Virginia Municipal Fund.
Oppenheimer Global Value Fund	Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Institutional Money Market Fund	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer International Diversified Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2015 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2030 Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Transition 2040Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer Transition 2050 Fund
Oppenheimer Portfolio Series	Oppenheimer U.S. Government Trust
Oppenheimer Quest Opportunity Value Fund	Rochester Fund Municipals

Messrs. Edwards, Gabinet, Glavin, Kennedy, Legg, Petersen, Proctor, Vandehey, Wixted, and Zack and Mss. Bloomberg, Bullington, Nasta, Ruffle and Wolf, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of September 9, 2011 the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (68) Chairman of the Board, Trustee

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
David K. Downes (71) Trustee

Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Matthew P. Fink (70) Trustee

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Mr. Fink has served on the Boards of ceratin Oppenheimer funds since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Phillip A. Griffiths (72) Trustee

Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Mary F. Miller (68) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	59
Joel W. Motley (59) Trustee

Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Mary Ann Tynan (65) Trustee

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Joseph M. Wikler (70) Trustee

Director of C-TASC (bio-statistics services) (since 2007); Formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59
Peter I. Wold (63) Trustee

Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		59

Each Independent Trustee has served
the Fund in the following capacities
from the following dates:

	Position(s)	Length of Service
Brian F. Wruble	Board Chairman & Trustee	Since 2007; 2006
David K. Downs	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2006
Phillip A. Griffiths	Trustee	Since 2006
Mary F. Miller	Trustee	Since 2006
Joel W. Motley	Trustee	Since 2006
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2006
Peter I. Wold	Trustee	Since 2006

Mr. Glavin has served as an Interested Trustee of the Fund since December 2009. Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin, Jr. (53) Trustee, President and Principal Executive Officer

Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

96

The addresses of the officers in the chart below are as follows: for Messrs. Edwards, Gabinet, Glavin, and Zack, and Mss. Bloomberg, Nasta and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Kennedy, Legg, Petersen, Proctor, Vandehey, and Wixted and Ms. Bullington and Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Each of the Officers has served
the Fund in the following
capacities from the following
dates:

	Position(s)	Length of Service
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Carol E. Wolf	Vice President and Portfolio Manager	Since 2006
Christopher Proctor	Vice President and Portfolio Manager	Since 2010
James Kennedy	Assistant Treasurer	Since 2006
Christina Nasta	Vice President and Chief Business Officer	Since 2011
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2006
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2006
Brian Petersen	Assistant Treasurer	Since 2006
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Vice President	Since 2006
Arthur S. Gabinet	Secretary	Since 2011
Lisa I. Bloomberg	Assistant Secretary	Since 2006
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Officers of the Fund

Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Carol E. Wolf (58) Vice President and Portfolio Manager	Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Vice President of the Fund (since June 1998); Vice President of the Manager (June 1990-June 2000).	9
Christopher Proctor (42) Vice President and Portfolio Manager	Vice President of the Manager (since August 2008); Vice President of the Fund (since May 2010); Vice President at Calamos Asset Management (January 2007-March 2008); Vice President at Scudder-Kemper Investments (1999-2002).	4
Mark S. Vandehey (61) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	94
Christina M. Nasta (38) Vice President and Chief Business Officer	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003).	94
Robert G. Zack (63) Vice President

Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002-December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010).

		94
Brian W. Wixted (51) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).

		94
Brian S. Petersen (41) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	94
Stephanie J. Bullington (34) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	94
James Kennedy (52) Assistant Treasurer	Senior Vice President of the Manager (since September 2006).	94
Arthur S. Gabinet (53) Secretary

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		94
Lisa I. Bloomberg (43) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	94
Randy G. Legg (46) Assistant Secretary	Vice President (since June 2005) and Senior Counsel (since March 2011) of the Manager; Associate Counsel (January 2007-March 2011) of the Manager.	94
Taylor V. Edwards (44) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	94
Adrienne M. Ruffle (34) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007); and Assistant Counsel (February 2005-April 2009); Associate Counsel (September 2002-February 2005) at Sidley Austin LLP.	94

Trustee Share Ownership. The chart below shows information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”).

As of December 31, 2010

	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000

Remuneration of the Officers and Trustees. The officers and the interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ total compensation from the Fund and fund complex represents compensation, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2010.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended May 31, 2011	Year Ended December 31, 2010
Brian F. Wruble[3] Chairman of the Board	$16,406	$234,000
David K. Downes[5] Audit Committee Chairman and Regulatory & Oversight Committee Member	$13,291	$189,000
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$13,291	$189,000
Phillip A. Griffiths Audit Committee Chairman and Regulatory & Oversight Committee Member	$14,764[2]	$210,280
Mary F. Miller Audit Committee Member and Governance Committee Member	$12,461[3]	$177,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$13,291[4]	$189,000
Mary Ann Tynan Regulatory & Oversight Committee Member and Governance Committee Member	$12,461	$183,076
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$12,461[5]	$177,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$12,461[6]	$177,000

1."Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $8,987 deferred by Mr. Griffiths under the Compensation Deferral Plan.
3. Includes $5,743 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $1,329 deferred by Mr. Motley under the Compensation Deferral Plan.
5. Includes $6,230 deferred by Mr. Wikler under the Compensation Deferral Plan.
6. Includes $12,461 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The New York Board Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the New York Board Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Each Trustee continuing to serve on the Board of any of the New York Board Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain New York Board Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

Major Shareholders. As of September 9, 2011, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

     Oppenheimer Real Asset Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 809,056,235.250 Class E shares (representing 12.78% of the Fund’s outstanding Class E shares).

     Oppenheimer Quest Opportunity Value Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 756,380,519.330 Class E shares (representing 11.95% of the Fund’s outstanding Class E shares).

     OppenheimerFunds Inc., c/o Kristie Feinberg BLDG 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 693,605,412.130 Class E shares (representing 10.95% of the Fund’s outstanding Class E shares).

     Oppenheimer Strategic Income Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, Co 80112-3924, which owned 601,499,155.890 Class E shares (representing 9.50% of the Fund’s outstanding Class E shares).

     Oppenheimer Developing Markets Fund, Attn: FPA Trade Settle (2-FA), 6803 south Tucson Way, Centennial, CO 80112-3924, which owned 423,396,394.090 Class E shares (representing 6.83% of the Fund’s outstanding Class E shares).

     Oppenheimer Senior Floating Rate Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 362,034,667.630 Class E shares (representing 5.72% of the Fund’s outstanding Class E shares).

     Union Bank TR, FBO Portal Home Depot, 530 S. St. Ste. 203, San Diego CA 92101, which owned 250,000,000.000 Class L shares (representing 21.39% of the Fund’s outstanding Class L shares).

     Hare and Co, One Wall Street, New York, NY 10286, which owned 117,591,398.200 Class L shares (representing 10.06% of the Fund’s outstanding Class L shares).
     JP Morgan Clearing Corp, 1 Metrotech Center North, Brooklyn, NY 11201, which owned 98,600,451.190 Class L shares (representing 8.44% of the Fund’s outstanding Class L shares).

UMB Bank NA, Cust. for Phoenix Omnibus, 928 Grand Blvd., c/o Money Market MS 1010405, Kansas City MO 64106, which owned 95,456,000.000 Class L shares (representing 8.17% of the Fund’s outstanding Class L shares).

     Supermedia, 2200 West Airfield Dr, Dallas, TX 75261-9810, which owned 81,035,837.620 Class L shares (representing 6.93% of the Fund’s outstanding Class L shares).

JP Morgan Clearing Corp, 1 Metrotech Center North, Brooklyn, NY 11201, which owned 65,985,440.460 Class L shares (representing 5.65% of the Fund’s outstanding Class L shares).

JP Morgan Clearing Corp, 1 Metrotech Center North, Brooklyn, NY 11201, which owned 60,512,136.080 Class L shares (representing 5.18% of the Fund’s outstanding Class L shares).

OppenheimerFunds Inc., c/o Kristie Feinberg, 6803 South Tucson Way BLDG 2, Centennial, CO 80112-3924, which owned 4,000,886.080 Class P shares (representing 47.77% of the Fund’s outstanding Class P shares).

Hare and Co, FBO Frank Notaro, 111 Sanders Creek PKWY, E Syracuse NY 13057, which owned 3,673,250.950 Class P shares (representing 43.86% of the Fund’s outstanding Class P shares).

Bijan Nassi, 60 East 11th Street, New York, NY 10003, which owned 513,954.130 Class P shares (representing 6.14% of the Fund’s outstanding Class P shares).

Control Persons. The Oppenheimer funds, the Manager and their affiliates may invest in shares of the Fund. The Oppenheimer funds, the Manager and their affiliates will invest in Class E shares of the Fund and will hold 100% of the shares of that Class. Those investments by the Oppenheimer funds may, from time to time, represent more than 25% of the outstanding voting securities of the Fund. A withdrawal of the investment of an Oppenheimer fund, the Manager or their affiliates could adversely affect the expense ratio for Class E shares and/or lead to an increase in the Fund’s portfolio turnover. In the event that any matter is submitted to a vote of the Fund’s shareholders, each of the Oppenheimer funds, the Manager and their affiliates have undertaken to vote their securities in the same proportion as the shares of other Fund shareholders, except on matters pertaining only to Class E shares. To the extent there is a vote specific to only Class E shareholders, the Oppenheimer funds, the Manager and their affiliates will vote in the best interests of the shareholders of that class. The Oppenheimer funds are each organized in either the state of Maryland or the Commonwealth of Massachusetts and the Manager is organized in the state of Colorado.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager and the Distributor.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the investment advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 5/31 :	Management Fees Paid to OppenheimerFunds, Inc.
2009	$6,992,491
2010	$7,539,174
2011	$6,936,306

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.
The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the "Defendant Funds"). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund's investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.

In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the "Ponzi" scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC ("BLMIS"). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court's approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited ("AAArdvark IV"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited ("AAArdvark I"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

Portfolio Managers. The Fund is managed by Carol E. Wolf and Christopher Proctor (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Ms. Wolf and Mr. Proctor also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of May 31, 2011. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2],3	Other Accounts Managed	Total Assets in Other Accounts Managed[2],3
Carol E. Wolf	5	$5.26	1	$1.38	0	0
Christopher Proctor	4	$3.22	0	$0	1	$213
1.	In millions.

2.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

3.	In millions.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is an element of compensation with a portion of compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of the Fund's most recently completed fiscal year end, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Approximately 40% is based on one and three year data, with both periods weighted equally. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

 Ownership of Fund Shares. As of May 31, 2011, the Portfolio Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board. Most purchases made by the Fund are principal transactions at net prices, so the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.
The Fund seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to brokers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.
The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

The Fund's policy of investing in short-term debt securities with maturity of less than one year results in high portfolio turnover and may increase the Fund's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Fund. There were no commissions paid during the last three fiscal years of the Fund.

Service Plan

The Distributor. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc., a subsidiary of the Manager, acts as the Fund’s principal underwriter and Distributor in the continuous public offering of the Fund’s shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.

Service Plan. The Fund has adopted a Service Plan for Class P shares under Rule 12b-1 of the Investment Company Act. Under that plan the Fund pays the Distributor for all or a portion of its costs incurred in connection with the servicing of the shares of Class P. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the plan, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

     Unless the plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. The plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

     The Board of Trustees and the Independent Trustees must approve all material amendments to the plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.

     While the plan is in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

     The plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plan for Class P, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

Class P Service Plan Fees. Under the Class P service plan, the Distributor uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class P shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class P service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class P shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class P shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to recipients at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class P shares held in the accounts of the recipients or their customers.

For the fiscal year ended May 31, 2011, payments under the Class P Plan totaled $22,420 all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class P plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. All payments under the Class P plan are subject to the limitation imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:
Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:

•	ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);

•	shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services ( including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

•	Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;

•	Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.
Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;

•

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets ", bank or trust company products or insurance companies' variable annuity or variable life insurance products;

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or

•	firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2010, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Manager or the Distributor for marketing or program support:

A.G. Edwards and Sons, Inc.	MassMutual Financial Group
Aetna Life Insurance & Annuity Company	Merrill Lynch Pierce Fenner & Smith Inc.
AIG Advisor Group, Inc.	MetLife Investors Insurance Company
Allianz Life Insurance Company	MetLife Securities, Inc.
Allstate Financial Services LLC	MML Investor Services, Inc.
Allstate Life Insurance Company	Morgan Stanley & Co., Incorporated
American Enterprise Life Insurance Company	Morgan Stanley Smith Barney LLC
American General Annuity Insurance Company	Multi-Financial Securities Corporation
American Portfolios Financial Services Inc.	Mutual Funds Against Cancer
American United Life Insurance Company	National Planning Corporation
Ameriprise Advisor Services, Inc.	National Retirement Partners, Inc.
Ameriprise Financial Services, Inc.	Nationwide Financial Services, Inc.
Ameritas Life Insurance Company	New England Securities, Inc
AXA Advisors, LLC	NFP Securities Inc.
AXA Equitable Life Insurance Company	North Ridge Securities Corp.
Banc of America Investment Services, Inc.	Northwestern Mutual Investment Services
Cadaret Grant & Co.	NRP Financial, Inc.
Cambridge Investment Research, Inc.	Oppenheimer & Co. Inc.
CCO Investment Services Corporation	Pacific Life Insurance Co.
Charles Schwab & Co., Inc.	Park Avenue Securities LLC
Chase Investment Services Corporation	Pershing LLC
Citigroup Global Markets, Inc.	PFS Investments, Inc.
CitiStreet Advisors LLC	PlanMember Securities Corp.
Citizens Bank of Rhode Island	Prime Capital Services, Inc
C.M. Life Insurance Company	Primevest Financial Services,
Commonwealth Financial Network	Proequities, Inc.
CUNA Brokerage Services, Inc.	Protective Group Securities, Inc.
CUSO Financial Services, LP	Protective Life and Annuity Insurance Company
Direct Services LLC	Pruco Securities, LLC
Edward D. Jones and Company, LP	Prudential Investment Management Services, Inc.
Essex National Securities, Inc.	Raymond James & Associates, Inc.
Federal Kemper Life Assurance Company	Raymond James Financial Services, Inc.
Financial Network Investment Corporation	RBC Capital Markets Corporation
Financial Services Corporation	RBC Dain Rauscher
First Allied Securities, Inc.	Retirement Plan Consultants
First Clearing LLC	Robert W. Baird & Co.
First Global Capital Corporation	Royal Alliance Associates, Inc.
FSC Securities Corporation	Sagepoint Financial Advisors
GE Life and Annuity Company	Securities America, Inc.
Geneos Wealth Management, Inc.	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Sigma Financial Corp.
Great West Life Insurance Company	Signator Investments, Inc.
Guardian Insurance & Annuity Company	State Farm VP Management Corp.
H. Beck, Inc.	Stifel, Nicolaus & Company, Inc.
H.D. Vest Investment Services, Inc.	Sun Life Financial Distributors, Inc.
Hartford Life & Annuity Insurance Company	Sun Life Insurance Company
Independent Financial Group, LLC	Sun Trust Securities, Inc.
ING Financial Advisers, LLC	Sunamerica Securities, Inc.
ING Financial Partners, Inc.	Sun Trust Bank
Invest Financial Corporation	Suntrust Investment Services, Inc.
Jackson National Life Insurance Company	TD Ameritrade Clearing, Inc.
Janney Montgomery Scott LLC	The Hartford/Planco
Jefferson Pilot Securities Corporation	The Investment Center, Inc.
JJB Hillard W.L. Lyons, Inc.	Thrivent Financial for Lutherans
JP Morgan Securities, Inc.	Thrivent Investment Management, Inc.
Kemper Investors Life Insurance Company	Transamerica Life Insurance Co.
Key Investment Services LLC	UBS Financial Services, Inc.
KMS Financial Services Inc.	Union Central Life Insurance Company
Legend Equities Corporation	USI Securities, Inc.
Lincoln Financial Advisors Corporation	Valic Financial Advisors, Inc.
Lincoln Financial Securities Corporation	Vanderbilt Securities LLC
Lincoln Investment Planning, Inc.	Wachovia Securities, LLC
Lincoln National Life Insurance Company	Walnut Street Securities, Inc.
LPL Financial Corporation	Wells Fargo Advisors, LLC
Manulife Financial	Wells Fargo Investments, LLC
Massachusetts Mutual Life Insurance Company	Woodbury Financial Services, Inc.

For the year ended December 31, 2010, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor (of at least $2,500) for administrative or other services provided (other than revenue sharing arrangements), as described above:

Acensus, Inc.	LPL Financial Corporation
ACS HR Solutions LLC	Marshall & Ilsley Trust Company, Inc.
ADP Broker-Dealer, Inc.	Massachusetts Mutual Life Insurance Company
Aegon USA	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Inc.
American Diversified Distribution, LLC	Mesirow Financial, Inc.
American Funds	Mid Atlantic Capital Co.
American United Life Insurance Co.	Milliman, Inc.
Ameriprise Financial Services, Inc.	Morgan Stanley & Co., Incorporated
Ameritrade, Inc.	Morgan Stanley Dean Witter
AST Trust Company	Mutual of Omaha Insurance Company
AXA Equitable Life Insurance Company	National City Bank
Benefit Administration Co.	National Deferred Compensation
Benefit Consultants Group	National Financial Services LLC
Benefit Plans Administrative Services, Inc.	National Planning Holdings, Inc.
Benetech, Inc.	New York Life Insurance and Annuity Company
Boston Financial Data Services, Inc.	Newport Retirement Services
Charles Schwab & Co., Inc.	Northwest Plan Services Inc.
Citigroup Global Markets, Inc.	Oppenheimer & Co. Inc.
CitiStreet Advisors LLC	Peoples Securities, Inc.
City National Investments Trust	Pershing LLC
Clark Consulting	Plan Administrators Inc.
Columbia Management Distributors, Inc.	PlanMember Securities
CPI Qualified Plan Consultants	Primevest Financial Services, Inc.
DA Davidson & Co.	Principal Life Insurance
Daily Access. Com, Inc.	Prudential Investment Management Services, Inc.
Davenport & Company, LLC	PSMI Group
David Lerner Associates, Inc.	Raymond James & Associates, Inc.
Digital Retirement Solutions	Reliance Trust Co.
Diversified Advisors Investments Inc.	Robert W. Baird & Co.
DR, Inc.	RSM McGladrey, Inc.
Dyatech, LLC	Schwab Retirement Plan Services Company
E*TRADE Clearing LLC	Scott & Stringfellow, Inc.
Edward D. Jones and Company, LP	Scottrade, Inc.
ExpertPlan.com	SII Investments, Inc.
Ferris Baker Watts, Inc.	Southwest Securities, Inc.
Fidelity Brokerage Services, LLC	Standard Insurance Co.
Fidelity Investments Institutional Operations Co.	Standard Retirement Services, Inc.
Financial Administrative Services Corporation	Stanley, Hunt, Dupree & Rhine
First Clearing LLC	Stanton Group, Inc.
First Global Capital Corporation	Sterne Agee & Leach, Inc.
First Southwest Company	Stifel Nicolaus & Company, Inc.
First Trust Corp.	Sun Trust Securities, Inc.
Geller Group Ltd.	Symetra Investment Services, Inc.
Genworth Financial, Inc.	T. Rowe Price
Great West Life Insurance Company	The Princeton Retirement Group
H&R Block Financial Advisors, Inc.	The Retirement Plan Company, LLC
H.D. Vest Investment Services, Inc.	Transamerica Retirement Services
Hartford Life Insurance Company	TruSource
Hewitt Associates LLC	UBS Financial Services, Inc.
ICMA-RC Services LLC	Unified Fund Services, Inc.
Ingham Group	Union Bank & Trust Company
Interactive Retirement Systems	US Clearing Co.
Intuition Systems, Inc.	USAA Investment Management Co.
Invest Financial Corporation	USI Consulting Group
Janney Montgomery Scott LLC	Valic Financial Advisors, Inc.
JJB Hillard W.L. Lyons, Inc.	Vanguard Group
John Hancock Life Insurance Company	Wachovia Securities, LLC
JP Morgan Securities, Inc.	Wedbush Morgan Securities
July Business Services	Wells Fargo Bank NA
Lincoln Benefit National Life	Wells Fargo Investments, LLC
Lincoln Investment Planning Inc.	Wilmington Trust Company

Performance of the Fund

Explanation of Performance Calculations. The Fund uses a variety of terms to illustrate its performance. These terms include “yield,” “compounded effective yield” and “average annual total return.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the Fund’s most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.645.2028 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com. The Fund’s performance would have been lower in the absence of the fee waivers described in the Prospectus. Those fee waivers may be withdrawn at any time.

The Fund’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. If the Fund shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).

     Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparisons with other investments:

o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.

o     An investment in the Fund is not insured by the FDIC or any other government agency.

o     The Fund’s yield is not fixed or guaranteed and will fluctuate.

o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

Yields. The Fund's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

     The compounded effective yield for a seven-day period is calculated by:

(1) adding 1 to the base period return (obtained as described above),
(2) raising the sum to a power equal to 365 divided by 7, and
(3) subtracting 1 from the result.

The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

o     Average Annual Total Return. The “average annual total return” for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions are reinvested, results in an Ending Redeemable Value (“ERV”) according to the following formula:

{ERV} 1/n - 1 = Average Annual Total Return

                                                                                           P

o     Cumulative Total Return. The “cumulative total return” measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

ERV - P = Total Return

                                                                                                             P

The Funds Total Returns for the Periods Ended 5/31/11
Cumulative Total Returns	Yield (7 days ended 5/31/11		Compounded Effective Yield (7 days ended 5/31/11)	Average Annual Total Returns
Life of Class Class of Shares			1-Year	Life of Class
Class E1	11.06%	0.16%	0.16%	0.23%	2.28%
Class L2	11.03%	0.10%	0.10%	0.17%	2.27%
Class P3	7.13%	0.06%	0.06%	0.13%	1.73%

1. Inception of Class E: 10/3/06

2. Inception of Class L: 10/3/06

3. Inception of Class P: 5/21/07

Other Performance Comparisons.  Yield information may be useful to investors in reviewing the Fund's performance. The Fund may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate MonitorTM) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metropolitan areas. When comparing the Fund's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.
From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.
From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of investor/shareholder services by third parties may compare the services of the Oppenheimer funds to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.

A B O U T Y O U R A C C O U N T

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined one hour after the close of business on the New York Stock Exchange ("NYSE") on any day that the NYSE is open for trading (referred to in this Prospectus as a “regular business day”), at the time the Fund's dividends are calculated. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

The Fund's Board of Trustees has adopted the amortized cost method to value the Fund's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Fund would receive if it sold the security.
The Fund's Board of Trustees has established procedures reasonably designed to stabilize the Fund's net asset value at $1.00 per share. Those procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.
The Board of Trustees will examine the extent of any deviation between the Fund's net asset value based upon available market quotations and amortized cost. If the Fund's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.
During periods of declining interest rates, the daily yield on shares of the Fund may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Fund but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Fund would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.
For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Money Market Funds:
Oppenheimer AMT-Free New York Municipals	Oppenheimer Cash Reserves
Oppenheimer Core Bond Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer California Municipal Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Appreciation Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Portfolio Series Funds:
Oppenheimer Corporate Bond Fund	Active Allocation Fund
Oppenheimer Currency Opportunities Fund	Conservative Investor Fund
Oppenheimer Developing Markets Fund	Equity Investor Fund
Oppenheimer Discovery Fund	Moderate Investor Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Portfolio Series Fixed Income
Oppenheimer Emerging Markets Debt Fund	Active Allocation Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Quest International Value Fund
Oppenheimer Global Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Allocation Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Rising Dividends Fund
Oppenheimer Global Strategic Income Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester National Municipals
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Main Street Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Main Street Select Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Small- & Mid- Cap Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer LifeCycle Funds:	Oppenheimer Short Duration Fund
Oppenheimer Transition 2010 Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Transition 2015 Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Transition 2020 Fund	Oppenheimer U.S. Government Trust
Oppenheimer Transition 2025 Fund	Oppenheimer Value Fund
Oppenheimer Transition 2030 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2040 Fund	Rochester Fund Municipals
Oppenheimer Transition 2050 Fund

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class E, Class L and Class P shares and the dividends payable on Class E , Class L and Class P shares will be reduced by incremental expenses borne solely by that class. A salesperson may be entitled to receive compensation from his or her firm for selling Class P shares of the Fund.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Fund Account Fees. As stated in the Prospectus, there is no annual “Minimum Balance Fee.”

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund’s custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next bank business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to one hour after the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.
For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Special Arrangements for Reinvestment in Fund Shares. Shareholders may reinvest in Fund shares after their account has been closed without meeting the minimum investment requirement that applies to initial share purchases.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.
Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

1.	state the reason for the distribution;

2.	if the distribution is premature, state the owner's awareness of tax penalties; and

3.	conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $200. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Distributions and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains if the Fund invests in "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of U.S. Government securities, securities of other RIC's, securities of other issuers ("Other Issuers") and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions may qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2013) and, in the case of corporations, they may qualify for the dividends-received deduction.

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Fund's holding period in its investments, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. Or part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Fund's portfolio may have to be "marked-to-market," (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Passive Foreign Investment Companies. If the Fund invests in a "passive foreign investment company" ("PFIC"), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund's actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Fund.
If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which PFICs frequently do not provide), the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Fund would be required to include in each year's income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test mentioned above and the excise tax discussed below.
Alternatively, if the Fund invests in PFIC, it may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce shareholder total return from the Fund.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital. A reduction in the basis of shares could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of shares.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, if the Fund invests in a stock, a portion of the Fund’s ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will generally be based on how much of that income the Fund earns for the taxable year in accordance with IRS rules, rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

Distributions Derived from Dividends. If the Fund earns dividend income from U.S. corporations, for the Fund’s corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

If the Fund earns qualified dividend income, as discussed below, special rules may also apply to regular dividends paid to a non-corporate shareholder during the shareholder's taxable years beginning before 2013. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals. Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends reported by the Fund as qualified dividend income, which generally cannot exceed the ratio that the Fund's qualified dividend income bears to its gross income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.
"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and reported by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

•

certain taxable investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities or from bonds and other debt obligations);

•	income from loans of portfolio securities;

•	income or gains from options or futures;

•	any net short-term capital gain; and

•	any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund's shareholders as long-term capital gains. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain all or a portion of its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Source Income. Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. If the Fund has investments in foreign securities, the Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year cannot exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).
As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will generally recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.
All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, and no later than January 31 of the following calendar year, in certain circumstances, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Backup Withholding. The Fund will be required in certain cases to withhold 28% (currently scheduled to increase to 31% after 2012) of ordinary income dividends, capital gains distributions, and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.
If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.
For taxable years of the Fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above and the possible applicability of U.S. estate tax.

Under recently-enacted legislation, payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of the Fund made to "foreign financial institutions" and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

Recently-enacted legislation imposes information reporting requirements on individuals that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect to understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the Fund’s investments.

Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC").

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund’s financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Institutional Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Institutional Money Market Fund, including the statement of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from October 3, 2006 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Institutional Money Market Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from October 3, 2006 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG llp

Denver, Colorado
July 20, 2011

STATEMENT OF INVESTMENTS May 31, 2011

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Certificates of Deposit—33.3%
Yankee Certificates of Deposit—33.3%
Bank of Nova Scotia, Houston TX:
0.19%	8/29/11	8/29/11	$18,300,000	$18,300,000
0.29%	6/1/11	6/1/11	50,000,000	50,000,000
0.31%	7/20/11	7/20/11	50,000,000	50,002,708
Barclays Bank plc, New York, 0.77%[1]	7/19/11	7/19/11	70,000,000	70,000,000
BNP Paribas, New York:
0.44%[1]	8/15/11	8/15/11	136,050,000	136,050,000
0.50%	6/30/11	6/30/11	75,000,000	75,000,000
0.50%	7/5/11	7/5/11	112,500,000	112,500,000
Credit Agricole Corporate & Investment Bank, New York Branch, 0.25%	6/3/11	6/3/11	131,500,000	131,500,513
Credit Suisse, New York Branch:
0.21%	7/27/11	7/27/11	50,000,000	50,000,000
0.21%	7/28/11	7/28/11	64,000,000	64,000,000
Intesa Sanpaolo, New York, 0.44%[1]	6/24/11	3/26/12	300,000,000	300,000,000
National Australia Bank, New York, 0.32%	7/1/11	7/1/11	66,875,000	66,877,773
Nordea Bank Finland plc, New York:
0.20%	7/19/11	7/19/11	55,000,000	54,999,999
0.25%	11/23/11	11/23/11	100,000,000	99,997,572
0.25%	11/28/11	11/28/11	58,000,000	58,000,000
Rabobank Nederland NV, 0.26%[1]	8/12/11	8/12/11	59,000,000	59,000,000
Rabobank Nederland NV, New York:
0.26%[1]	8/16/11	5/16/12	93,500,000	93,500,000
0.27%[1]	7/29/11	7/29/11	55,300,000	55,300,000
0.29%[1]	6/26/11	4/24/12	27,000,000	27,000,000
0.29%[1]	6/27/11	6/27/11	70,000,000	70,000,000
0.42%	11/10/11	11/10/11	50,000,000	50,000,000
0.50%	9/14/11	9/14/11	21,000,000	21,001,828
Royal Bank of Canada, New York:
0.26%[1,2]	6/7/12	6/7/12	75,000,000	75,000,000
0.28%[1]	6/1/11	11/10/11	104,500,000	104,500,000
0.30%[1]	6/1/11	8/16/11	100,000,000	100,000,000
0.35%[1]	6/1/11	12/2/11	100,000,000	100,000,000
Skandinaviska Enskilda Bank, New York:
0.22%	8/19/11	8/19/11	36,300,000	36,300,000
0.23%	8/11/11	8/11/11	50,000,000	50,000,000
0.23%	8/12/11	8/12/11	75,900,000	75,900,000
0.25%	8/8/11	8/8/11	37,000,000	37,000,000
0.74%	5/4/12	5/4/12	10,000,000	10,000,000
Svenska Handelsbanken, New York:
0.28%	6/10/11	6/10/11	55,300,000	55,300,069
0.28%	6/6/11	6/6/11	50,000,000	50,000,069
0.30%	6/22/11	6/22/11	24,500,000	24,500,428
0.31%	6/3/11	6/3/11	50,000,000	50,000,069

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Yankee Certificates of Deposit Continued
Toronto Dominion Bank, New York, 0.28%[1]	6/12/11	1/12/12	$75,000,000	$75,000,000
Westpac Banking Corp., New York, 0.22%	8/29/11	8/29/11	100,000,000	100,000,000

Total Certificates of Deposit (Cost $2,656,531,028)				2,656,531,028

Direct Bank Obligations—20.2%
Bank of Montreal, 0.12%	6/7/11	6/7/11	100,000,000	99,998,000
Barclays US Funding LLC:
0.21%	8/19/11	8/19/11	50,000,000	49,976,958
0.22%	7/25/11	7/25/11	68,000,000	67,977,560
0.23%	7/21/11	7/21/11	100,000,000	99,968,056
Chase Bank USA NA, Grand Cayman, 0.10%	6/1/11	6/1/11	100,000,000	100,000,000
Credit Agricole North America, Inc., 0.17%	6/6/11	6/6/11	46,100,000	46,098,912
ING (US) Funding LLC:
0.19%	8/2/11	8/2/11	59,000,000	58,980,694
0.20%	8/3/11	8/3/11	27,165,000	27,155,492
0.27%	6/14/11	6/14/11	50,000,000	49,995,125
0.28%	6/15/11	6/15/11	34,200,000	34,196,276
National Australia Funding (Delaware), Inc., 0.33%[3]	7/18/11	7/18/11	50,000,000	49,978,458
Nordea North America, Inc.:
0.20%	9/8/11	9/8/11	70,000,000	69,961,775
0.36%	7/26/11	7/26/11	105,500,000	105,441,975
Northern Trust Co., Grand Cayman, 0.07%	6/1/11	6/1/11	98,000,000	98,000,000
Societe Generale North America, Inc.:
0.17%	6/1/11	6/1/11	98,000,000	98,000,000
0.17%	6/2/11	6/2/11	65,000,000	64,999,693
0.17%	6/28/11	6/28/11	86,000,000	85,989,035
Svenska Handelsbanken, Inc.:
0.27%[3]	6/14/11	6/14/11	34,300,000	34,296,718
0.27%[3]	6/17/11	6/17/11	122,422,000	122,407,309
Swedbank AB:
0.23%	8/11/11	8/11/11	50,000,000	49,977,319
0.23%	8/15/11	8/15/11	50,000,000	49,976,042
0.24%	8/4/11	8/4/11	70,000,000	69,970,133
Westpac Banking Corp., 0.20%[3]	9/6/11	9/6/11	75,900,000	75,860,121

Total Direct Bank Obligations (Cost $1,609,205,651)				1,609,205,651

Short-Term Notes—36.6%
Capital Markets—0.1%
BNP Paribas Finance, Inc., 0.46%	6/17/11	6/17/11	8,000,000	7,998,364

STATEMENT OF INVESTMENTS Continued

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Leasing & Factoring—4.4%
Toyota Motor Credit Corp.:
0.30%	6/22/11	6/22/11	$50,000,000	$49,991,250
0.30%	6/27/11	6/27/11	74,000,000	73,983,967
0.30%	8/4/11	8/4/11	110,000,000	109,941,333
0.30%	8/5/11	8/5/11	104,000,000	103,943,667
0.30%	8/12/11	8/12/11	11,500,000	11,493,100

				349,353,317

Municipal—10.8%
Capital Markets Access Co. LC Bonds, Carteret Investment Assn. LLC, Series 2008, 0.20%[1]	6/7/11	6/7/11	7,270,000	7,270,000
Charlotte, NC Certificates of Participation, NASCAR Hall of Fame Facilities, Series 09D, 0.18%[1]	6/7/11	6/7/11	42,500,000	42,500,000
Cobb Cnty., GA Hospital Authority Revenue Anticipation Certificates, Equipment Pool Project, Series 2004, 0.19%[1]	6/7/11	6/7/11	25,000,000	25,000,000
District of Columbia Multimodal University Revenue Bonds, American University Issue, Series 2006A, 0.16%[1]	6/7/11	6/7/11	4,610,000	4,610,000
District of Columbia Revenue Bonds, The Center for Strategic & International Studies, Inc., Series 2008, 0.15%[1]	6/7/11	6/7/11	13,460,000	13,460,000
Everett Clinic (The) Bonds, Series 2002, 0.21%[1]	6/7/11	6/7/11	10,000,000	10,000,000
Goshen, IN Economic Development, Goshen College Project, Series 2007, 0.20%[1]	6/7/11	6/7/11	21,115,000	21,115,000
Great Falls Clinic LLP Bonds, Series 06, 0.23%[1]	6/7/11	6/7/11	18,010,000	18,010,000
Hamilton Cnty., OH Economic Development Revenue Bonds, St. Xavier High School, Series 2003, 0.18%[1]	6/7/11	6/7/11	10,000,000	10,000,000
Harris Cnty., TX Cultural Education Facility Finance, Memorial Hermann Healthcare System, Series 2008D-1, 0.19%[1]	6/7/11	6/7/11	22,000,000	22,000,000
Henrico Cnty., VA Economic Development Authority Revenue Bonds, Bon Secours Health System, Inc., Series 08B, 0.17%[1]	6/7/11	6/7/11	26,070,000	26,070,000
IL Toll Highway Authority Revenue Bonds, Series 2007A-1B, 0.16%[1]	6/7/11	6/7/11	37,000,000	37,000,000
IL Toll Highway Authority Revenue Bonds, Series 2007A-2D, 0.17%[1]	6/7/11	6/7/11	22,500,000	22,500,000
IN Development Finance Authority Education Facilities Bonds, Indianapolis Museum of Art, Series 2004, 0.18%[1]	6/7/11	6/7/11	43,300,000	43,300,000

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Municipal Continued
IN Finance Authority, Indiana University Health Obligated Group, Series 2011C, 0.14%[1]	6/7/11	6/7/11	$14,000,000	$14,000,000
Johnson, TN Health & Education Facilities, Mountain States Health, Series 2007B-1, 0.19%[1]	6/7/11	6/7/11	20,650,000	20,650,000
Johnson, TN Health & Education Facilities, Mountain States Health, Series 2007B-2, 0.20%[1]	6/7/11	6/7/11	18,250,000	18,250,000
Lawrenceburg, IN Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Co., Series H, 0.18%[1]	6/7/11	6/7/11	10,000,000	10,000,000
Lewisburg, TN Industrial Development Board, Waste Management Project, Series 2003, 0.19%[1]	6/7/11	6/7/11	15,000,000	15,000,000
Macon-Bibb Cnty. Industrial Development Authority Revenue Bonds, Bass Pro Outdoor World, Series 2005, 0.35%[1]	6/7/11	6/7/11	21,000,000	21,000,000
Monroe Cnty., NY Industrial Development Agency Facility Revenue Bonds, Margaret Woodbury Strong Museum, Series 2005, 0.20%[1]	6/7/11	6/7/11	10,350,000	10,350,000
Nassau Health Care Corp. Bonds, Series 2009A, 0.20%[1]	6/7/11	6/7/11	17,495,000	17,495,000
New Castle Area Hospital Authority Revenue Bonds, Jameson Memorial Hospital, Series 2007, 0.18%[1]	6/7/11	6/7/11	20,070,000	20,070,000
OH Air Quality Development Authority, FirstEnergy Generation Corp., Series 2009B, 0.14%[1]	6/7/11	6/7/11	19,700,000	19,700,000
OH Higher Education Facilities Commission Revenue Bonds, Case Western Reserve, 0.16%[1]	6/7/11	6/7/11	15,000,000	15,000,000
OH Higher Education Facilities Commission, Xavier University 2008 Project, Series B, 0.21%[1]	6/7/11	6/7/11	20,480,000	20,480,000
Philadelphia, PA Authority Industrial Development Revenue Bonds, Series 2007B-1, 0.16%[1]	6/7/11	6/7/11	24,500,000	24,500,000
Private Colleges & Universities Authority Revenue Bonds, Mercer University Project, Series 2006B, 0.21%[1]	6/7/11	6/7/11	6,315,000	6,315,000
Russell Cnty., VA Industrial Development Authority Hospital Bonds, Mountain States Health Alliance, Series 08B, 0.18%[1]	6/7/11	6/7/11	10,775,000	10,775,000
Salem, OR Hospital Facilities Authority, Salem Hospital Project, Series 08B, 0.17%[1]	6/7/11	6/7/11	10,000,000	10,000,000
San Bernardino Cnty., CA Certificates of Participation, Series 2008A, 0.19%[1]	6/7/11	6/7/11	29,843,000	29,843,000

STATEMENT OF INVESTMENTS Continued

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Municipal Continued
SC Jobs-Economic Development Authority Bonds, South Atlantic Canners, Inc., Series 2001, 0.35%[1]	6/7/11	6/7/11	$5,000,000	$5,000,000
SC Jobs-Economic Development Authority Hospital Revenue Bonds, Oconee Memorial Hospital, Series 2006 A, 0.19%[1]	6/7/11	6/7/11	27,000,000	27,000,000
St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.20%[1]	6/7/11	6/7/11	17,900,000	17,900,000
Tarrant Cnty., TX Cultural Education Hospital Revenue Bonds, Scott & White Memorial Hospital, Series 2008-2, 0.15%[1]	6/7/11	6/7/11	28,000,000	28,000,000
Tarrant Cnty., TX Cultural Education Hospital Revenue Bonds, Scott White Memorial Hospital, Series 2008-1, 0.16%[1]	6/7/11	6/7/11	22,600,000	22,600,000
Tift Cnty. Development Authority Industrial Development Revenue Bonds, Heatcraft Refrigeration Products, Series 2008B, 0.20%[1]	6/7/11	6/7/11	6,700,000	6,700,000
Trinitas Hospital Bonds, Series 2006, 0.20%[1]	6/7/11	6/7/11	14,045,000	14,045,000
Tuscaloosa Cnty., AL Industrial Development Authority Gulf Opportunity Zone Bonds, Hunt Refining Project, Series 2009A, 0.21%[1]	6/7/11	6/7/11	95,000,000	95,000,000
University of Illinois Health Services Facilities System Revenue Bonds, Series 1997B, 0.19%[1]	6/7/11	6/7/11	17,800,000	17,800,000
WA Health Care Facilities Authority, MultiCare Health System, Series 2009A, 0.17%[1]	6/7/11	6/7/11	25,500,000	25,500,000
Warren Cnty., KY Revenue Bonds, WKU Student Life Foundation, Inc. Project, Series 2008, 0.20%[1]	6/7/11	6/7/11	17,265,000	17,265,000

				863,073,000

Personal Products—3.6%
Reckitt Benckiser Treasury Services plc:
0.35%[3]	11/22/11	11/22/11	8,000,000	7,986,467
0.42%[3]	8/1/11	8/1/11	50,000,000	49,964,417
0.42%[3]	8/3/11	8/3/11	20,000,000	19,985,300
0.42%[3]	8/5/11	8/5/11	50,000,000	49,962,083
0.42%[3]	8/8/11	8/8/11	25,000,000	24,980,167
0.42%[3]	8/9/11	8/9/11	50,000,000	49,959,750
0.43%[3]	9/8/11	9/8/11	14,000,000	13,983,445
0.44%[3]	10/4/11	10/4/11	25,000,000	24,961,806
0.44%[3]	10/12/11	10/12/11	40,000,000	39,934,978

				281,718,413

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Receivables Finance—12.6%
Alpine Securitization Corp.:
0.14%	6/13/11	6/13/11	$50,000,000	$49,997,667
0.14%	6/14/11	6/14/11	12,400,000	12,399,373
0.14%	6/15/11	6/15/11	15,000,000	14,999,183
0.19%	6/22/11	6/22/11	20,063,000	20,060,776
0.19%	7/5/11	7/5/11	65,800,000	65,788,193
Barton Capital Corp., 0.17%[3]	6/9/11	6/9/11	50,009,000	50,007,111
Chariot Funding LLC, 0.13%[3]	6/13/11	6/13/11	70,000,000	69,996,967
Crown Point Capital Co.:
0.27%	7/5/11	7/5/11	95,700,000	95,675,597
0.27%	7/12/11	7/12/11	60,500,000	60,481,396
Falcon Asset Securitization Co. LLC, 0.18%[3]	8/4/11	8/4/11	35,250,000	35,238,720
Jupiter Securitization Co. LLC, 0.18%[3]	6/23/11	6/23/11	50,000,000	49,994,500
Lexington Parker Capital Co. LLC, 0.27%[3]	7/11/11	7/11/11	4,600,000	4,598,620
Mont Blanc Capital Corp.:
0.16%[3]	6/13/11	6/13/11	43,000,000	42,997,707
0.22%[3]	7/25/11	7/25/11	39,000,000	38,986,545
0.25%[3]	7/11/11	7/11/11	112,000,000	111,968,889
Sheffield Receivables Corp.:
0.17%[3]	6/10/11	6/10/11	41,000,000	40,998,258
0.17%[3]	7/8/11	7/8/11	116,500,000	116,479,645
0.18%[3]	6/17/11	6/17/11	50,000,000	49,996,000
0.18%[3]	6/28/11	6/28/11	25,000,000	24,996,625
0.18%[3]	6/29/11	6/29/11	50,000,000	49,993,000

				1,005,654,772

Special Purpose Financial—5.1%
Crown Point Capital Co., 0.27%	7/8/11	7/8/11	47,200,000	47,186,902
FCAR Owner Trust II, 0.18%	6/10/11	6/10/11	21,500,000	21,499,033
Lexington Parker Capital Co. LLC:
0.27%[3]	7/6/11	7/6/11	50,000,000	49,986,875
0.27%[3]	7/7/11	7/7/11	79,000,000	78,978,670
0.27%[3]	7/13/11	7/13/11	50,000,000	49,984,250
0.27%[3]	7/14/11	7/14/11	100,000,000	99,967,750
0.27%[3]	7/15/11	7/15/11	60,500,000	60,480,035

				408,083,515

Total Short-Term Notes (Cost $2,915,881,381)				2,915,881,381

U.S. Government Obligations—6.5%
U.S. Treasury Nts.:
0.75%	5/31/12	5/31/12	50,000,000	50,229,726
1.00%	4/30/12	4/30/12	75,000,000	75,470,515
1.13%	12/15/11	12/15/11	50,000,000	50,209,179

STATEMENT OF INVESTMENTS Continued

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

U.S. Treasury Nts. Continued
1.38%	2/15/12	2/15/12	$100,000,000	$100,739,271
1.38%	5/15/12	5/15/12	100,000,000	101,036,063
4.50%	3/31/12	3/31/12	78,000,000	80,696,691
4.88%	7/31/11	7/31/11	31,000,000	31,229,304
5.13%	6/30/11	6/30/11	31,000,000	31,115,901

Total U.S. Government Obligations (Cost $520,726,650)				520,726,650

			Shares

Investment Company—4.3%
Prime Money Market Fund RBC Institutional,
Cl. 1, 0.11%[4] (Cost $339,799,951)	6/1/11	6/1/11	339,799,951	339,799,951
Total Investments, at Value (Cost $8,042,144,661)			100.9%	8,042,144,661
Liabilities in Excess of Other Assets			(0.9)	(71,804,959)

Net Assets			100.0%	$7,970,339,702

Footnotes to Statement of Investments
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.
*	The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.
**	If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life.
1.	Represents the current interest rate for a variable or increasing rate security.

2.	When-issued security or delayed delivery to be delivered and settled after May 31, 2011. See Note 1 of the accompanying Notes.

3.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,589,911,186 or 19.95% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4.	Rate shown is the 7-day yield as of May 31, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$2,656,531,028	$—	$2,656,531,028
Direct Bank Obligations	—	1,609,205,651	—	1,609,205,651
Short-Term Notes	—	2,915,881,381	—	2,915,881,381
U.S. Government Obligations	—	520,726,650	—	520,726,650
Investment Company	339,799,951	—	—	339,799,951

Total Assets	$339,799,951	$7,702,344,710	$—	$8,042,144,661

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES May 31, 2011

Assets
Investments, at value (cost $8,042,144,661)—see accompanying statement of investments	$8,042,144,661
Cash	4,240,813
Receivables and other assets:
Interest and dividends	4,092,085
Other	262,959

Total assets	8,050,740,518

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	75,000,000
Shares of beneficial interest redeemed	3,740,236
Dividends	914,096
Trustees’ compensation	583,534
Transfer and shareholder servicing agent fees	38,960
Shareholder communications	22,555
Service plan fees	782
Other	100,653

Total liabilities	80,400,816

Net Assets	$7,970,339,702

Composition of Net Assets
Par value of shares of beneficial interest	$7,970,632
Additional paid-in capital	7,962,661,627
Accumulated net investment loss	(351,058)
Accumulated net realized gain on investments	58,501

Net Assets	$7,970,339,702

Net Asset Value Per Share
Class E:
Net asset value and redemption price per share (based on net assets of $7,080,091,752 and 7,080,274,897 shares of beneficial interest outstanding)	$1.00
Class L Shares:
Net asset value and redemption price per share (based on net assets of $879,941,266 and 880,065,482 shares of beneficial interest outstanding)	$1.00
Class P Shares:
Net asset value and redemption price per share (based on net assets of $10,306,684 and 10,291,880 shares of beneficial interest)	$1.00
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended May 31, 2011

Investment Income
Interest	$22,323,693
Dividends	540,114

Total investment income	22,863,807

Expenses
Management fees	6,936,306
Transfer and shareholder servicing agent fees:
Class L	474,036
Class P	4,484
Shareholder communications:
Class E	18,480
Class L	107,049
Class P	501
Trustees’ compensation	141,766
Custodian fees and expenses	87,668
Service plan fees—Class P	22,420
Administration service fees	1,500
Other	222,745

Total expenses	8,016,955
Less waivers and reimbursements of expenses	(17,936)

Net expenses	7,999,019

Net Investment Income	14,864,788

Net Realized Gain on Investments	58,501

Net Increase in Net Assets Resulting from Operations	$14,923,289

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31,	2011	2010

Operations
Net investment income	$14,864,788	$20,132,265
Net realized gain	58,501	26,820

Net increase in net assets resulting from operations	14,923,289	20,159,085

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class E	(13,517,750)	(16,345,031)
Class L	(1,686,524)	(4,247,043)
Class P	(11,578)	(24,432)

	(15,215,852)	(20,616,506)

Distributions from net realized gain:
Class E	(23,827)	—
Class L	(2,973)	—
Class P	(20)	—

	(26,820)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class E	1,795,209,103	(1,322,941,031)
Class L	116,191,381	(694,033,545)
Class P	2,055,645	(9,570,524)

	1,913,456,129	(2,026,545,100)

Net Assets
Total increase (decrease)	1,913,136,746	(2,027,002,521)
Beginning of period	6,057,202,956	8,084,205,477

End of period (including accumulated net investment income (loss) of $(351,058) and $6, respectively)	$7,970,339,702	$6,057,202,956

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Class E Year Ended May 31,	2011		2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations—net investment income and net realized gain[2]	—	[3]	— [3]	.02	.05	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	— [3]	(.02)	(.05)	(.03)
Distributions from net realized gain	—	[3]	—	— [3]	—	—

Total dividends and/or distributions to shareholders	—	[3]	— [3]	(.02)	(.05)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.23%		0.28%	1.96%	4.69%	3.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,080,092		$5,285,125	$6,608,401	$5,697,092	$3,963,198

Average net assets (in thousands)	$5,984,276		$5,755,335	$5,649,134	$5,462,546	$3,623,302

Ratios to average net assets:[5]
Net investment income	0.22%		0.28%	1.89%	4.55%	5.25%
Total expenses	0.11%		0.12%	0.13%	0.11%	0.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.11%		0.12%	0.13%	0.11%	0.11%

1.	For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS Continued

Class L Year Ended May 31,	2011		2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations—net investment income and net realized gain[2]	—	[3]	— [3]	.02	.05	.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	— [3]	(.02)	(.05)	(.04)
Distributions from net realized gain	—	[3]	—	— [3]	—	—

Total dividends and/or distributions to shareholders	—	[3]	— [3]	(.02)	(.05)	(.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.17%		0.23%	1.95%	4.69%	3.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$879,941		$763,826	$1,457,981	$753,342	$502

Average net assets (in thousands)	$948,365		$1,766,105	$1,219,384	$443,323	$68

Ratios to average net assets:[5]
Net investment income	0.17%		0.23%	1.97%	3.93%	3.62%
Total expenses	0.17%		0.17%	0.15%	0.12%	0.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17%		0.17%	0.14%	0.12%	0.08%

1.	For the period from October 3, 2006 (commencement of operations) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.

Class P Year Ended May 31,	2011		2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations—net investment income and net realized gain[2]	—	[3]	— [3]	.02	.05	— [3]

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	— [3]	(.02)	(.05)	— [3]
Distributions from net realized gain	—	[3]	—	— [3]	—	—

Total dividends and/or distributions to shareholders	—	[3]	— [3]	(.02)	(.05)	— [3]

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.13%		0.18%	1.88%	4.68%	0.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,307		$8,252	$17,823	$939	$10

Average net assets (in thousands)	$8,974		$12,254	$139,489	$517	$10

Ratios to average net assets:[5]
Net investment income	0.12%		0.19%	2.26%	3.78%	4.79%
Total expenses	0.41%		0.53%	0.39%	2.14%	0.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.21%		0.22%	0.18%	0.20%	0.10%

1.	For the period from May 21, 2007 (inception of offering) to May 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Institutional Money Market Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek current income and stability of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of May 31, 2011, approximately 93% of the shares of the Fund were owned by other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class E, Class L and Class P shares. Class E and Class L shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class P shares will normally be sold at net asset value per share without any initial sales charge and are subject to a service plan. Class L and Class P shares are offered directly to institutional investors and may only be sold through an investment professional. Brokers or other investment professionals that offer Class L and Class P shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of May 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$75,000,000
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed	Undistributed	Accumulated
Net Investment	Long-Term	Loss
Income	Gains	Carryforward[1,2]

$272,995	$—	$—

1.	During the fiscal year ended May 31, 2011, the Fund did not utilize any capital loss carryforwards.

2.	During the fiscal year ended May 31, 2010, the Fund did not utilize any capital loss carryforwards.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended May 31, 2011 and May 31, 2010 was as follows:

	Year Ended	Year Ended
	May 31, 2011	May 31, 2010

Distributions paid from:
Ordinary income	$15,242,672	$20,616,506
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended May 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$21,894
Payments Made to Retired Trustees	41,676
Accumulated Liability as of May 31, 2011	334,317
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Amount	Shares	Amount

Class E
Sold	42,807,694,143	$42,807,694,143	42,968,072,418	$42,968,072,418
Dividends and/or distributions reinvested	1,461,348	1,461,348	1,979,106	1,979,106
Redeemed	(41,013,946,388)	(41,013,946,388)	(44,292,992,555)	(44,292,992,555)

Net increase (decrease)	1,795,209,103	$1,795,209,103	(1,322,941,031)	$(1,322,941,031)

Class L
Sold	28,003,367,655	$28,003,367,655	10,394,461,328	$10,394,461,328
Dividends and/or distributions reinvested	1,053,369	1,053,369	2,671,518	2,671,518
Redeemed	(27,888,229,643)	(27,888,229,643)	(11,091,166,391)	(11,091,166,391)

Net increase (decrease)	116,191,381	$116,191,381	(694,033,545)	$(694,033,545)

Class P
Sold	8,500,000	$8,500,000	35,546,000	$35,546,000
Dividends and/or distributions reinvested	3,402	3,402	9,266	9,266
Redeemed	(6,447,757)	(6,447,757)	(45,125,790)	(45,125,790)

Net increase (decrease)	2,055,645	$2,055,645	(9,570,524)	$(9,570,524)

3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended May 31, 2011, the Fund paid $469,869 to OFS for services to the Fund.
Service Plan for Class P Shares. The Fund has adopted a Service Plan (the “Plan”) for Class P shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class P shares. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has agreed to waive its management fees and/or reimburse expenses such that “Expenses after waivers, payments and/or reimbursements and reduction to custodian expenses” will not exceed 0.15% for Class E shares, 0.19% for Class L shares and 0.24% for Class P shares.
     The Manager has also voluntarily undertaken to waive management fees and/or reimburse expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield.
     The Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets for Class P shares of the Fund. For the year ended May 31, 2011, the Distributor waived $17,936 for Class P shares.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

NOTES TO FINANCIAL STATEMENTS Continued
4. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.

Appendix A

RATINGS DEFINITIONS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

SHORT-TERM DEBT RATINGS.

 Moody's Investors Service, Inc. ("Moody's")

The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard and Poor's")

The following ratings by Standard and Poor's for commercial paper (defined by Standard and Poor's as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Standard and Poor's ratings for Municipal Notes due in three years or less:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard and Poor's assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest. as due, and the second rating addresses only the demand feature. With short-term demand debt, Standard and Poor's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch, Inc. ("Fitch")
Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

Dominion Bond Rating Service Limited (“DBRS”)

R-1: Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)," few entities are strong enough to achieve this rating. Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated "R-2" is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

LONG TERM DEBT RATINGS.

These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's

Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.
Moody's applies numerical modifiers "1," "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard and Poor's

Bonds (including municipal bonds maturing beyond three years) are rated as follows:

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. A strong capacity to meet its financial commitment on the obligation is very strong.

Fitch

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Oppenheimer Institutional Money Market Fund

Internet Website:

www.oppenheimerfunds.com

Investment Advisor
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

(1.800.645.2028)

Custodian Bank
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Registered Public Accounting Firm

KPMG LLP

707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

Counsel to the Funds

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas

New York, New York 10036

1234

PX0647.001.09 11

1 In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.